Tidal Trust II N-CSRS

Exhibit 99.906 CERT

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Tidal Trust II, does hereby certify, to such officer’s knowledge, that the report on Form N-CSR of Tidal Trust II for the period ended September 30, 2025 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Tidal Trust II for the stated period.

/s/ Eric W. Falkeis Eric W. Falkeis Principal Executive Officer, Tidal Trust II	/s/ Aaron J. Perkovich Aaron J. Perkovich Treasurer/Principal Financial Officer, Tidal Trust II
Dated: December 8, 2025	Dated: December 8, 2025

This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Tidal Trust II for purposes of Section 18 of the Securities Exchange Act of 1934.